                                                                    Exhibit 4.1

                                   SEEC, INC.


        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA



                                                                 COMMON STOCK
                                                                    SHARES
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                              CUSIP 784110 10 8


    THIS CERTIFICATE IS
TRANSFERABLE IN NEW YORK, NY


THIS CERTIFIES THAT


IS THE OWNER OF

    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                   SEEC, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

                                     [SEAL]


-------------------------------                 -------------------------------
                      SECRETARY                                       PRESIDENT


                  COUNTERSIGNED AND REGISTERED:
                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                      TRANSFER AGENT AND REGISTRAR

                  BY

                                              AUTHORIZED SIGNATURE

               -------------------------------------------------
               AMERICAN BANK NOTE COMPANY        JAN 15, 1997 dw
               3504 ATLANTIC AVENUE
               SUITE 12
               LONG BEACH, CA 90807              048477fc
               (310) 989-2333
               (FAX) (310) 426-7450   400-19X   proof___      NEW
               --------------------------------------------------
                                     (BACK)

         Upon written request, the Company shall furnish without charge to the holder of the shares represented by this certificate a copy of the powers, designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions of such preferences or rights of each class of stock or series thereof of the Company.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common    UNIF GIFT MIN ACT-______Custodian_______
                                                    (Cust)         (Minor)
TEN ENT  -as tenants by the                  under Uniform Gifts to Minors
          entireties                         Act__________________________
                                                         (State)
JT TEN   -as joint tenants with
          right of survivorship
          and not as tenants
          in common               UNIF TRF MIN ACT-_____Custodian (until age___)
                                                   (Cust)
                                             ____________under Uniform Transfers
                                                (Minor)
                                             to Minors Act______________________
                                                                 (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, ____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

_______________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________

                            X _______________________________________________

                            X _______________________________________________
                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By___________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15.


-------------------------------------------------
AMERICAN BANK NOTE COMPANY        JAN 15, 1997 dw
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807              048477bk
(310) 989-2333
(FAX) (310) 426-7450       proof___           NEW
-------------------------------------------------